b

MAO REN  INTERNATIONAL,  INC.

Financial Statements

As of and  for  the years ended  December 31, 2014  and 2013

And Independent  Auditor's  Report

MAO REN INTERNATIONAL, INC.

Contents

Independent Auditor's Report                                                                                                                                                                           3

Financial Statements

Balance sheets                                                                                                                                                                                                    4

Statements of Operations                                                                                                                                                                                 5

Statements of Stockholders' equity                                                                                                                                                               6

Statements of Cash Flows                                                                                                                                                                                7

Notes to Financial Statements                                                                                                                                                                  8-12

2

WLCC ACCOUNTANCY  CORP  PCAOB

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Independent Auditor's Report

To the  Board  of  Directors and  Stockholders  Mao  Ren  International,  Inc.

We have  audited  the  accompanying  balance  sheets  of  Mao  Ren  International,  Inc.  ("the  Company")  as  of  December  31,  2014  and  2013, and  the  related  statements  of  operations and  stockholders'  equity  (deficit)  and  cash  flows  for  each  of  the  two  years  then  ended  December  31,  2014  and  2013.  The  financial  statements  are  the  responsibility  of  the  Company's  management.  Our  responsibility  is  to  express  an  opinion  on  these  financial  statements  based  on  our  audits.

We conducted  our  audits  in  accordance  with  the  standards  of  the  Public  Company  Accounting  Oversight  Board  (United  States).  Those  standards  require  that  we  plan  and  perform  the  audit  to  obtain  reasonable  assurance  about  whether  the  financial  statements  are  free  of  material  misstatement.  The  Company  is  not  required  to  have,  nor  were  we  engaged  to  perform,  an  audit  of  its  internal  control  over  financial  reporting.  Our  audit  included  consideration  of  internal  control  over  financial  reporting  as  a  basis  for  designing  audit  procedures  that  are  appropriate  in  the  circumstances,  but  not  for  the  purpose  of  expressing  an  opinion  on  the  effectiveness  of  the  Company's  internal  control  over  financial  reporting.  Accordingly,  we  express  no  such  opinion.  An  audit  also  includes  examining,  on  a  test  basis,  evidence  supporting  the  amounts  and  disclosures  in  the  financial  statements,  assessing  the  accounting  principles  used  and  significant  estimates  made  by  management,  as  well  as  evaluating  the  overall  financial  statement  presentation.  We  believe  that  our  audits  provide  a  reasonable  basis  for  our  opinion.

In our  opinion,  the  financial  statements  referred  to  above  present  fairly,  in  all  material  respects,  the  financial  position  of  Mao  Ren  International,  Inc.  as  of  December  31,  2014  and  2013,  and  the  results  of  its  operations  and  its  cash  flows  for  each  of  the  years  then  ended,  in  conformity  with  accounting  principles  generally  accepted  in  the  United  States  of  America.

Oxnard, California  April  26,  2015

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

3

MAO REN INTERNATIONAL, INC.

Balance Sheets

December 31,	2014	2013
ASSETS
Current Assets:
Cash and cash equivalents	$ 119,098	$ 323,449
Prepaid expenses and other current assets	10,075	3,941
Total current assets	129,173	327,390
Long-term receivables	27,382,074	28,998,485
Investments	378,982	-
Restricted cash	-	430,391
Other assets	1,230	1,202
Total assets	$ 27,891,459	$ 29,757,468
LIABILITIES AND STOCKHOLDERS' DEFICT
Current Liabilities:
Accrued expenses and other current liabilities	$ -	$ 21,598
Total current liabilities	-	21,598
Long-term payable	28,811,773	30,512,582
Total liabilities	28,811,773	30,534,180
Stockholders' Equity (Deficit):
Common stock (NT$1 per value; authorized 464,000 shares;
issued and outstanding 464,000 shares at December 31, 2014 and 2013)	14,471	14,471
Accumulated deficit	(968,280)	(775,059)
Accumulated other comprehensive income (loss)	33,495	(16,124)
Total stockholders' equity (deficit)	(920,314)	(776,712)
Total liabilities and stockholders' equity (deficit)	$ 27,891,459	$ 29,757,468

See accompanying  notes  to  financial  statements.

MAO REN INTERNATIONAL, INC.

Statements of Operations and Other Comprehensive Loss

Years ended December 31,	2014	2013
Revenues	$-	$-
Operating expenses
General and administrative	173,018	99,927
Total operating expenses	173,018	99,927
Loss from operations	(173,018)	(99,927)
Other income (expense)
Interest expense	(21,012)	(21,680)
Interest income	842	859
Other income (expense), net	(33)	(187,404)
Total other income (expense), net	(20,203)	(208,255)
Loss before income taxes	(193,221)	(308,152)
Provision for income taxes	-	-
Net loss	$(193,221)	$(308,152)
Other comprehensive loss, net of tax:
Cumulative translation adjustments ("CTA")	49,619	(16,124)
Total other comprehensive loss, net of tax	$(143,602)	$(324,276)

See accompanying  notes  to  financial  statements.

MAO REN INTERNATIONAL, INC.

Statements of Stockholders'  Equity (Deficit)

		Preferred		Common	Accumulated	Accumulated other comprehensive	Total
	Shares	Stock	Shares	Stock	deficit	income (loss)	Equity
Balance, December 31, 2012	4,580,000	$144,552	464,000	$14,471	$(466,907)	$(8,461)	$(316,345)
Issuance of 8,300,000 shares of preferred stock	8,300,000	277,342					277,342
Retirement of 12,880,000 shares of preferred stock	(12,880,000)	(421,894)			-	-	(421,894)
Translation adjustment					-	(7,663)	(7,663)
Net loss					(308,152)		(308,152)
Balance, December 31, 2013	-	-	464,000	14,471	(775,059)	(16,124)	(776,712)
Translation adjustment						49,619	49,619
Net loss					(193,221)	-	(193,221)
Balance, December 31, 2014	-	-	464,000	$14,471	$(968,280)	$33,495	$(920,314)

See accompanying  notes  to  financial  statements.

6

MAO REN INTERNATIONAL, INC.
Statement of Cash Flow

Years ended December 31,	2014	2013
Cash flows from operating activities:
Net loss	$(193,221)	$(308,152)
Adjustments to reconcile net loss to net cash provided by operating activities:
Gain on forgiveness of other payable	-	(1,571,509)
Impairment loss		1,758,913
Changes in assets and liabilities:
Other receivables	-	1,508,140
Prepaid expenses	(6,569)	(3,380)
Other assets	(98)	-
Restricted cash	420,151	(432,994)
Accrued expenses	(21,084)	20,793
Other payable	-	(254,955)
Net cash provided by operating activities	199,179	716,856
Cash flows from investing activities:
Purchase of investment securities	(398,084)	-
Net cash used in investing activities	(398,084)	-
Cash flows from financing activities:
Purchase of preferred stock for retirement 12,880,000 shares	-	(421,893)
Net cash used in financing activities	-	(421,893)
Effect of exchange rate changes on cash and cash equivalents	(5,446)	(12,930)
Net increase (decrease) in cash	(204,351)	282,033
Cash and cash equivalents - beginning of year	323,449	41,416
Cash and cash equivalents - end of year	$119,098	$323,449
Supplemental disclosure of cash flows information
Cash paid during the year for:
Income taxes	$-	$-
Interest	$-	$-
Supplemental disclosure of noncash financing activities

See accompanying  notes  to  financial  statements

MAO REN INTERNATIONAL, INC.
Notes to Financial Statement

1. PRESENTATION AND  NATURE  OF  OPERATIONS

Nature of  Operations

Mao Ren  International,  Inc.,  a  company  in  the  developmental  stage  (referred  to  herein  as  "the  Company",  "we",  "us"  or  "our")  was  formed  in  December,  2009  in  Taichung,  Taiwan.  The  Company's  business  plan  is  to  develop  the  land  and  construct  and  sale  of  residential  homes,  parking  lots,  theme  park,  and  commercial  properties.  The  Company's  year-end  is  December  31.

2. SUMMARY OF  SIGNIFICANT  ACCOUNTING  POLICIES

Cash and  Equivalents

We consider  highly  liquid  investments  with  an  original  maturity  of  three  months  or  less  to  be  cash  equivalents.

Available-for-Sale Marketable  Securities

Marketable securities  that  are  bought  and  held  principally  for  the  purpose  of  selling  them  in  the  near  term  are  classified  as  trading  securities  and  are  reported  at  fair  value,  with  unrealized  gains  and  losses  recognized  in  earnings.  Debt  and  marketable  equity  securities  not  classified  as  held-to-maturity  or  as  trading  are  classified  as  available-for-sale  and  are  carried  at  fair  market  value,  with  the  unrealized  gains  and  losses,  net  of  tax,  included  in  the  determination  of  comprehensive  income and reported  in  shareholders'  equity.

The fair  value  of  substantially  all  securities  is  determined  by  quoted  market  prices.  The  estimated  fair  value  of  securities  for which there  are  no  quoted  market  prices  is  based  on  similar  types  of  securities  that  are  traded  in  the market. Gains  or  losses  on  securities  sold  are  based  on  the  specific  identification  method.

Fair Value  of  Financial  Instruments

The Company  follows  the  provisions  of  Accounting  Standards  Codification  ("ASC")  820,  Fair  Value  Measurements  and  Disclosures.  It  clarifies  the  definition  of  fair  value,  prescribes  methods  for  measuring  fair  value,  and  establishes  a  fair  value  hierarchy  to  classify  the  inputs  used  in  measuring  fair  value  as  follows:

Level 1-Inputs  are  unadjusted  quoted  prices  in  active  markets  for  identical  assets  or  liabilities  available  at  the  measurement  date.

Level 2-Inputs  are  unadjusted  quoted  prices  for  similar  assets  and  liabilities  in  active  markets,  quoted  prices  for  identical  or  similar  assets  and  liabilities  in  markets  that  are  not  active,  inputs  other  than  quoted  prices  that  are  observable,  and  inputs  derived  from  or  corroborated  by  observable  market  data.

Level 3-Inputs are  unobservable  inputs  which  reflect  the  reporting  entity's  own  assumptions  on  what  assumptions  the  market  participants  would  use  in  pricing  the asset or  liability  based  on  the  best  available  information.

The carrying  amounts  reported  in  the  accompanying  balance  sheets  for  cash,  restricted  cash, ?security  deposits,  other  current  assets,  accounts  payable,  other  payables,  customer  deposits,  accrued  expenses  and  taxes  payable  approximate  their  fair  value  based  on  the  short-term  maturity  of  these  instruments.  The  fair  value  of  the  long  term  customer,  construction  and  security  deposits  approximate  their  carrying  amounts  because  the  deposits  are  received  in  cash.

MAO REN INTERNATIONAL, INC.
Notes to Financial Statement

2. SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES  (CONTINUED)

Use of  Estimates

The preparation  of  financial  statements  in  conformity  with  U.S.  GAAP  requires  management  to  make  estimates  and  assumptions  that  affect  the  amounts  reported  in  the  financial  statements  and  accompanying  notes,  and  disclosure  of  contingent  liabilities  at  the  date  of  the  financial  statements.

Estimates are  used  for,  but  not  limited  to,  the  assumptions  and  estimates  used  by  management  in  recognizing  development  revenue  under  the  percentage  of  completion  method,  the  selection  of  the  useful  lives  of  property  and  equipment,  provision  necessary  for  contingent  liabilities,  fair  values,  revenue  recognition,  taxes,  budgeted  costs  and  other  similar  charges.  Management  believes  that  the  estimates  utilized  in  preparing  its  financial  statements  are  reasonable  and  prudent.  Actual  results  could  differ  from  these  estimates.

Income Taxes

The Company  accounts  for  income  taxes  under ASC topic  740,  Income  Taxes,  ASC  topic  740  defines  an  asset  and  liability  approach  that  requires  the  recognition  of  deferred  tax  assets  and  liabilities  for  the  expected  future  tax  consequences  of  events  that  have  been  recognized  in  the  Company's  financial  statements  or  tax  returns.  ASC  topic  740  further  requires  that  a  tax  position  must  be  more likely  than  not  to  be  sustained  before  being  recognized  in  the  financial  statements,  as  well  as  the  accrual  of  interest  and  penalties  as  applicable  on  unrecognized  tax  positions.

Deferred income  taxes  are  recognized  for  the  tax  consequences  in  future  years  of  differences  between  the  tax  basis  of  assets  and  liabilities  and  their  financial  reporting  amounts  at  each  period  end,  based  on  enacted  tax  laws  and  statutory  tax  rates  applicable  to  the  periods  in  which  the  differences  are  expected  to  affect  taxable  income.  Valuation  allowances  are  established,  when  necessary,  to  reduce  deferred  tax  assets  to  the  amount  expected  to  be  realized.  The  provision  for  income  taxes  represents  the  tax  payable  for  the  period,  if  any,  and  the  change  during  the  period  in  deferred  tax  assets  and  liabilities.

Valuation allowance  are  recorded  when  it  is  more likely  than  not  that  some  portion  or  all  of  the  deferred  income  tax  assets  will  not  be  realized.  Income  tax  expense  is  the  tax  payable  or  refundable  for  the  period  plus  or  minus  the  change  during  the  period  in  deferred  income  taxes.

Concentration of  Credit  Risk

Financial instruments  that  potentially  subject  the  Company  to  concentrations  of  credit  risk  are  accounts  receivable  and  other  receivables  arising  from  its  normal  business  activities.  The  Company  has  a  diversified  customer  base.  The  Company  controls  credit  risk  related  to  accounts  receivable  through  credit  approvals,  credit  limits  and  monitoring  procedures.  The  Company  routinely  assesses  the  financial  strength  of  its  customers  and,  based  upon  factors  surrounding  the  credit  risk,  establishes  an  allowance,  if  required,  for  uncollectible  accounts  and,  as  a  consequence,  believes  that  its  accounts  receivable  related  credit  risk  exposure  beyond  such  allowance  is  limited.

Contracts with  clients  usually  contain  standard  provisions  allowing  the  client  to  curtail  or  terminate  contracts  for  convenience.  Upon  such  a  termination,  we are  generally  entitled  to  recover  costs  incurred,  settlement  expenses  and  profit  on  work  completed  prior  to  termination.

The Company  maintains  its  cash  with  banks  in  Taiwan.  The  Central  Deposit  Insurance  Corporation  (CDIC)  in  Taiwan  insured  the  deposits  up  to  NT$3,000,000.  As  of  December  31,  2014  and  2013,  the  Company  has  uninsured  balance  NT$735,437  and  NT$6,177,461,  respectively.

MAO REN INTERNATIONAL, INC.
Notes to Financial Statement

2. SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES  (CONTINUED)

Comprehensive Income  (Loss)

The Company  follows  ASC  220,  "Comprehensive  Income"  to  recognize  the  elements  of  comprehensive  income.  Comprehensive  income  is  comprised  of  net  income  and  all  changes  to  the  statements  of  stockholders'  equity,  except  those  due  to  investments  by  stockholders,  changes  in  paid-in capital  and  distributions  to  stockholders.  For  the  Company,  comprehensive  loss  for  the  years  ended  December  31,  2014  and  2013  included  net  loss  and  income  (loss)  from  foreign  currency  translation  adjustments.

Foreign Currency  Translation

The Company's  financial  statements  are  presented  in  the  U.S.  dollar  ($),  which  is  the  Company's  reporting  currency,  while  its  functional  currency  is  New  Taiwan  dollar  (NT$).  Transactions  in  foreign  currencies  are  initially  recorded  at  the  functional  currency  rate  prevailing  at  the  date  of  transaction.  Any  differences  between  the  initially  recorded  amount  and  the  settlement  amount  are  recorded  as  a  gain  or  loss  on  foreign  currency  transaction  in  the  statements  of  operations.  Monetary  assets  and  liabilities  denominated  in  foreign  currency  are  translated  at  the  functional  currency  rate  of  exchange  prevailing  at  the  balance  sheet  date.  Any  differences  are  taken  to  profit  or  loss  as  a  gain  or  loss  on  foreign  currency  translation  in  the  statements  of  operations.

In accordance  with  ASC  830,  Foreign  Currency  Matters,  the  Company  translates  the  assets  and  liabilities  into  U.S.  dollars  using  the  rate  of  exchange  prevailing  at  the  balance  sheet  date  and  the  statements  of  operations  and  cash  flows  are  translated  at  an  average  rate  during  the  reporting  period.  Adjustments  resulting  from  the  translation  from  New  Taiwan  dollar  into  U.S.  dollar  are  recorded  in  stockholders'  equity  as  part  of  accumulated  other  comprehensive  income.  The  exchange  rates  used  for  financial  statements  in  accordance  with  ASC  830,  Foreign  Currency  Matters,  are  as  follows:

December 31, 2014		Average Rate for the year		Exchange Rate at year end
New Taiwan dollar	NT$	30.6800	NT$	31.7180
United States dollar ($)		$1.0000		$1.0000
December 31, 2013		Average Rate for the year		Exchange Rate at year end
New Taiwan dollar	NT$	29.7700	NT$	29.9500
United States dollar ($)		$1.0000		$1.0000

3. RECENT ACCOUNTING  PRONOUNCEMENTS

The Company  has  considered  all  new  accounting  pronouncements  and  has  concluded  that  there  are  no  new  pronouncements  that  may  have  a  material  impact  on  results  of  operations,  financial  condition,  or  cash  flows,  based  on  current  information.

MAO REN INTERNATIONAL, INC.
Notes to Financial Statement

4. INVESTMENTS

On April  23  and  May  22,  2014,  the  Company  entered  into  stock  purchase  agreements  with  an  individual  shareholder  of  San  Lotus  Holding  Inc.  (SLH) to purchase 2,526,825  and 1,454,019  shares in  $0.1  per  share,  totaled  $398,084.  The  Company's  CEO  is  the  Secretary  and  Director  of  SLH.  The  seller  has  not  transfer  the  title  of  SLH  shares  to  the  Company  as  of  December  31,  2014.  This  investment, which  is  carried  at  cost,  is  made  for  long-term  business  affiliation  reasons.  In  addition,  this  investment  is  subject  to  restrictions  relating  to  any  sale,  transfer  or  other  disposition  through  2016.

5. LONG-TERM RECEIBALES  AND  PAYABLE

The Company  entered  into  several  collateral  transfer  agreements  with  the  creditors  in  February  2010  to  assign  the  right  of  the  collateralized  lands.  In  2011,  Taiwan  Taichung  District  Court  has  ordered  the  pay warrants  to  request  debtor  pay  the  Company  in  the  amount  of  NT$5,851,967,413.  Pursuant  to  the  agreement,  the  creditors  agreed with the  Company  to  enforce  and  execute  the  auction  by  the  court  or  itself  against  the  debtor's  remaining  assets.  In  the  return,  the  Company  is  being  compensated  by  the  creditors  to  use  the  proceeds  from  the  sale  of  collateralized  land  to  reinvest  or  develop  the  collateralized  land  to  construct  the  real  estate  and  then  sell.  There  is  no  timeline  to  pay  off  the  long-term  payable.

The Company  has  hired  the  independent  appraiser  to  evaluate  the  fair value of  collateralized  land  and  recorded  the  other  receivable  from  the  fair  value  of  collaterals  with  a  certain  discounts.  The Company  recorded  the  long-term  receivable  based  on  the  net  realized  value  of  the  collateralized  land.

Location	Fair Value	Size (m2)	Official planning usage of the land
Taichung	NT$ 142,749,396	92,196	Scenic area
Miaoli	69,408,031	60,224	Nature reserve, private vocational land, farming and forestry land
Yilan	396,963,915	57,265	Agriculture zone and A. D class construction land
Hualien	39,697,491	56,783	Scenic area/ forest area
Kaohsiung	48,592,586	3,953	Agriculture, road and hotel zone
Tainan	84,671,557	54,411	Agriculture zone
Pingtung	65,157,469	66,685	Agriculture zone
Taitung	21,264,050	60,322	Agriculture zone
Total	NT$ 868,504,495	451,970

In April  2013,  Chiayi  District  Court  has  executed  the  auction  sale  of  the  land  and  distributed  the money to  the  Company  in  NTD  43,882,150.  In  June  2013,  the  Company  received  the  fund  from  Tainan  District  Court  in  NTD  1,015,178  from  the  auction  sale  of  office  building.

As of  December  31,  2014  and  2013,  the  Company  has  the  other  receivable  in  the  amount  of  $27,382,074  and  $28,998,485,  respectively.  The  Company  also  has  the  obligation  to  pay  the  creditors  in  the  amount  of

$28,811,773 and  $30,512,582  as  of  December  31,  2014  and  2013,  respectively.

6. RESTRICTED CASH

Restricted cash  at  December  31,  2014  and 2013  is  $0  and $430,391 of cash  held  in  three bank  accounts purs  uant  to  the Trust Agreement, which  was established  during the quarter  July  2013  in  connection with the proceeds  from  the  auction  sale  transaction.

MAO REN INTERNATIONAL, INC.
Notes to Financial Statement

7. COMPREHENSIVE INCOME  (LOSS)

Total comprehensive  income  (loss)  includes,  in  addition  to  net  income,  changes  in  equity  that  are  excluded  from  the statement of  income and  are  recorded directly into  a separate section of  stockholders'  equity  on  the  balance  sheet.

Comprehensive income  (loss)  and  its  components  consist  of  the  following:

Years ended December 31,	2014	2013
Net loss	$(193,221)	$(308,152)
Net change in foreign currency translation adjustments	49,619	(16,124)
Comprehensive loss	$(143,602)	$(324,276)

8. INCOME TAXES

The Company  is  incorporated  in  Taiwan  and  is  subject  to  Taiwan's Income  Tax  Law. For  the  years  ended  December  31,  2014  and  2013,  the  Company  recorded  income  tax  expense  of  $0.

9. SUBSEQUENT EVENTS

On March  31,  2015,  Green  Forest  Management  Consulting  Inc.,  a  Taiwan  (R.O.C.)  corporation  ("Green  Forest"),  entered  into  a  stock  purchase  agreement  (the  "Stock  Purchase  Agreement")  to  purchase  Mao  Ren  International  Inc.  ("Mao  Ren")  from  its  shareholders  to  acquire  100  percent  of  the  outstanding  share  of  common  stock  in  Mao  Ren  in  exchange  for  US$1. The  Company's  President  is  the  director  of  Green  Forest  and  Green  Forest  is  the  wholly-owned  subsidiary  of  San  Lotus  Holding  Inc.